(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement       [ ]    Confidential, for Use of the
[X]      Definitive Proxy Statement               Commission Only (as permitted
[ ]      Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Hauppauge Digital, Inc.
                (Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

         (1) Title of each class of securities to which transaction applies:



         (2) Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:



         (5) Total fee paid:



[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



         (2)      Form, Schedule or Registration Statement no.:



         (3)      Filing Party:



         (4)      Date Filed:

                            HAUPPAUGE DIGITAL, INC.
                                 91 Cabot Court
                           Hauppauge, New York 11788


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 March 25, 1999


To the Stockholders of Hauppauge Digital, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Hauppauge Digital, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices at 91 Cabot Court, Hauppauge, New York 11788 on March 25, 1999 at 10:00 a.m., New York time, for the following purposes:

         (1)      To elect a Board of four (4) directors.

         (2) To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 1999.

          (3) To transact such other business as may properly come before the Meeting.

         Only stockholders of record at the close of business on February 25, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                         By Order of the Hauppauge Digital, Inc.
                                         Board of Directors

                                         Kenneth Plotkin
                                         Secretary
Hauppauge, New York
March 3, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF HAUPPAUGE DIGITAL, INC., AND RETURN IT IN THE PRE- ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                             HAUPPAUGE DIGITAL, INC.
                                 91 Cabot Court
                            Hauppauge, New York 11788


                                 PROXY STATEMENT


                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

         This Proxy Statement is being mailed to all stockholders of record of Hauppauge Digital, Inc. (the "Company") at the close of business on February 25, 1999 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices at 91 Cabot Court, New York 11788 on March 25, 1999 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about March 3, 1999.

         All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted (1) FOR the nominees named in the Proxy to the Company's Board of Directors, and (2) FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 1999. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

         The total number of shares of Common Stock of the Company ("Common Shares") outstanding and entitled to vote as of February 25, 1999 was 4,308,502. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one noncumulative vote. A majority of the Common Shares outstanding and entitled to vote as of February 25, 1999, or 2,154,252 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on February 25, 1999 will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. Each class of directors shall be elected by a plurality of the votes cast in favor. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. Stockholders may expressly abstain from voting on Proposal 2 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on Proposal 2. Broker non-votes are not counted for the purpose of determining whether Proposal 2 has been approved. Since Proposal 2 requires the affirmative approval of a majority of the Common Shares present in person or represented by proxy at the Meeting (assuming a quorum is present at the Meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company's written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 91 Cabot Court, Hauppauge, New York 11788, Attention: Corporate Secretary.

         The Proxy is being solicited by the Company's Board of Directors. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company's shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

         A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting, during ordinary business hours, for ten days prior to the Meeting, at the offices of the Company, 91 Cabot, Hauppauge, New York 11788, and also during the whole time of the Meeting for inspection by any stockholder who is present.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information for the fiscal years ended September 30, 1998, 1997 and 1996 concerning the compensation of Kenneth Plotkin, Chairman of the Board and Chief Executive Officer of the Company, Kenneth R. Aupperle, President and Chief Operating Officer of the Company and John Casey, Vice President - Technology of the Company. No other executive officer of the Company had a combined salary and bonus in excess of $100,000 for the fiscal year ended September 30, 1998.


                                                            Annual Compensation                       Long Term Compensation

                                                                      Other Annual                    Common Stock Underlying
Name and Principal Position             Year            Salary        Compensation                        Options Granted



Kenneth Plotkin                         1998           $120,412       $ 5,500(1)                              75,000
Chairman of the Board and               1997           $ 94,016       $ 4,800(1)
Chief Executive Officer                 1996           $ 62,746(2)    $ 4,800(1)                              15,000


Kenneth R. Aupperle                     1998           $120,412       $ 5,500(1)                              75,000
President and Chief                     1997           $  4,016       $ 4,800(1)
Operations Officer                      1996           $ 62,746(2)    $ 4,800(1)                              15,000


John Casey                              1998           $110,888                                               15,500
Vice President of                       1997           $103,574                                                4,500
Technology                              1996           $ 96,346                                               10,000



-------------------

(1) Represents non-cash compensation in the form of the use of a car and related expenses.

(2) Does not include compensation deferred as of September 30, 1996 in the amount of $12,331.

Option Grants in Last Fiscal Year

         The  following   table  sets  forth  certain   information   concerning
individual grants of stock options during the fiscal year ended September 30, 1998:


                         Number of Shares of           Percentage of Total
                         Common Stock Underlying       Options Granted to
Name                     Options Granted               Employees in Fiscal Year           Exercise Price           Expiration Date


Kenneth Plotkin          45,000  (ISO)                      17                            5.0875                   January 20, 2008
                         30,000  (NQ)                       12                            4.6250                   January 20, 2008

Kenneth R. Aupperle      45,000 (ISO)                       17                            5.0875                   January 20, 2008
                         30,000 (NQ)                        12                            4.6250                   January 20, 2008


John Casey               15,500                              6                              4.50                   February 1, 2008


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

         The following table sets forth certain information concerning the value of options unexercised as of September 30, 1998:


                                                                           Number of Shares of
                                                                           Common Stock Underlying       Value of Unexercised In-
                         Number of Shares of                               Unexercised Options at        the-Money Options at
                         Common Stock                                      September 30, 1998            September 30, 1998
Name                     Acquired on Exercise          Realized Value      Exercisable/Unexercisable     Exercisable/Unexercisable


Kenneth Plotkin               -0-                           -0-            135,000/120,000               $565,417.50/$516,435

Kenneth R. Aupperle           -0-                           -0-            135,000/120,000               $565,417.50/$516,435

John Casey                    -0-                           -0-              6,000/24,000                $    27,248/$97,537


Compensation of Directors

     Directors of the Company are not compensated solely for being on the Board of Directors. However, during the fiscal year, 5,000 non-qualified options were issued to each of Messrs. Neuhaus (who served as a director until July 2, 1998) and Herman. See "1996 Non-Qualified Stock Option Plan". It is the intention of the Company to issue non-qualified options in the future to non-employee directors.


Employment   Contracts;   Termination   of  Employment   and   Change-in-Control
Arrangements

     On January 10, 1995, Kenneth R. Aupperle and Kenneth Plotkin each entered into a three year employment agreement (the "1995 Employment Agreements") with the Company to serve as President, and Chief Operations Officer, Chief Executive Officer, Vice-President in charge of marketing and Secretary, respectively. The 1995 Employment Agreements provided for an annual salary of $60,000 during the first year, $80,000 during the second year and $100,000 during the third year. Each of the 1995 Employment Agreements provided for disability benefits, a car allowance of $400 per month, reasonable reimbursements for automobile expenses and also medical insurance as is standard for the employees of the Company. The 1995 Employment Agreements expired on December 31, 1997.

     As of January 10, 1998, Kenneth R. Aupperle and Kenneth Plotkin each entered into new employment agreements (the "1998 Employment Agreements") with the Company to serve as President and Chief Operations Officer, and Chief Executive Officer, Vice-President in charge of marketing and Secretary, respectively. The 1998 Employment Agreements each provide for at three year term which term is automatically renewable each year unless otherwise terminated by the Board of Directors or employee. The 1998 Employment Agreements provide for an annual base salary of $125,000 during the first year, $150,000 during the second year, and $180,000 during the third year. For each Annual Period (as defined in the 1998 Employment Agreements) thereafter, the 1998 Employment Agreements provide that compensation shall be as mutually determined, but not less than that for the preceding Annual period. In addition, the 1998 Employment Agreements provide for a bonus to be paid as follows: an amount equal to 2% of the Company's earnings, excluding earnings that are not from operations, before reduction for interest and income taxes ("EBIT"), for each fiscal year starting with the year ended September 30, 1998, provided that the Company's EBIT for the applicable fiscal year exceeds 120% of the prior fiscal year's EBIT and if not, then 1% of the Company's EBIT. The determination of EBIT shall be made in accordance with the Company's audited filings with the Securities and Exchange Commission on its Form 10-KSB or Form 10-K. The 1998 Employment Agreements further provide for disability benefits, term life insurance in the amount of $500,000 each for the benefit of the executives' families and the Company, a car allowance of $500 per month, reasonable reimbursement for automobile expense, and medical insurance as is standard for executives of the Company. In the event of a Change in Control in the Company (as defined in the 1998 Employment Agreements), a one-time bonus shall be paid equal to three times the about of the executive's average annual compensation (including salary, bonus and benefits) received by him for the thirty-six month period preceding the date of the Change of Control.

1994 Incentive Stock Option Plan

     On August 2, 1994, the Company adopted an Incentive Stock Option Plan ("ISO"), as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). 200,000 shares of Common Stock of the Company have been reserved for issuance under the ISO. Pursuant to the ISO, options may be granted for up to ten years with exercise prices (A) during the first two years after January 10, 1995, of no less than the greater of $3.15, or the fair market value of the Common Stock on the date of grant, or (B) thereafter, of no less than fair market value of the Common Stock on the date of grant. On August 6, 1997, the ISO was registered with the Securities and Exchange Commission under Form S-8. Pursuant to the 1998 Employment Agreements, on January 21, 1998, options to acquire a total of 32,500 shares of Common Stock of the Company were granted to Kenneth R. Aupperle and Kenneth Plotkin, in equal shares, exercisable in increments of 33 1/3% per year at $5.0875 per share, for a period of five years form the date the options first become exercisable. Options to acquire a total of 18,500 shares have been granted to Gerald Tucciarone, the Company's Chief Financial Officer, and 14,500 to John Casey, the Company's Vice President of Technology. As of February 25, 1999, options to purchase an aggregate of 196,800 shares of Common Stock of the Company have been granted under the 1994 Incentive Stock Option Plan.

1996 Non-Qualified Stock Option Plan

     On December 14, 1995, the Board of Directors authorized the adoption of the 1996 Non-Qualified Option Plan (the "1996 Non-Qualified Plan") which was approved by the Company's stockholders on March 15, 1996. The 1996 Non-Qualified Plan authorizes the grant of 250,000 shares of Common Stock of the Company subject to adjustment as provided therein. The 1996 Non-Qualified Plan terminates ten (10) years after stockholder approval. Options granted shall specify the exercise price, the duration of the option, the number of shares to which the option applies and such other terms and conditions not inconsistent with the 1996 Non-Qualified Plan as the Board of Directors or committee administering the 1996 Non-Qualified Plan shall determine. Payment of the exercise price for options under the 1996 Non-Qualified Plan is to be made in cash, by the exchange of Common Stock having equivalent value or through a "Cashless Exercise." If a participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current fair market value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. In the event of any change of the outstanding Common Stock of the Company by reason of a stock split, stock dividend, combination, reclassification or exchange of shares, recapitalization, merger, consolidation or other similar event, the number of shares available for options and the price thereof shall be proportionately adjusted.

     Pursuant to the 1998 Employment Agreements, on January 21, 1998, options to acquire 30,000 shares of Common Stock of the Company were granted to each Kenneth R. Aupperle and Kenneth Plotkin, exercisable for a period of ten years at $4.625 per share. On March 15, 1996, options to acquire 15,000 shares each were granted to Kenneth R. Aupperle and Kenneth Plotkin, exercisable for a period of ten years at $3.00 per share. On March 5, 1997, options to acquire 5,000 shares of Common Stock of the Company each were granted to Bernard Herman and Leonard Neuhaus, exercisable for a period of five years at $2.69 per share. On February 2, 1998, options to acquire 5,000 shares of Common Stock of the Company each were granted to Bernard Herman and Leonard Neuhaus (a Director until July 2, 1998), exercisable for a period of five years at $4.50 per share. As of February 25, 1999, options to purchase an aggregate of 110,000 shares of Common Stock of the Company have been granted under the 1996 Non-Qualified Stock Option Plan.

1998 Incentive Stock Option Plan

     On December 17, 1997 the Company's Board of Directors authorized the adoption of the 1998 Incentive Stock Option Plan (the "1998 Incentive Plan") which was approved by the Company's stockholders on March 12, 1999, under
Section 422 of the Code. The 1998 Incentive Plan authorizes the grant of 350,000 shares of Common Stock of the Company, subject to adjustment as provided in the plan. Pursuant to the 1998 Employment Agreements, on January 21, 1998, options to acquire a total of 57,500 shares of Common Stock of the Company were granted to Kenneth R. Aupperle and Kenneth Plotkin, in equal shares, exercisable in increments of 33 1/3% per year at $5.0875 per share, for a period of five years from the date the options first become exercisable. Eligibility to participate in the 1998 Incentive Plan is limited to key employees of the Company and its subsidiaries. The 1998 Incentive Plan terminates December 16, 2007. The term of each option may not exceed ten years. Options will not be transferable except upon death and, in such event, transferability will be effected by will or by the laws of descent and distribution. Options under the 1998 Incentive Plan may not be granted at less than 100% of fair market value at the time of the grant. Options granted to employees who own more than 10% of the Company's outstanding Common Stock will be granted at not less than 110% of fair market value for a term of five years. The aggregate market value of stock for which Incentive Stock Options are exercisable during any calendar year by an individual is limited to $100,000, but the value may exceed $100,000 for which options may be granted to an individual. Payment of the exercise price for options under the 1998 Incentive Plan are to be made in cash or by the exchange of Common Stock having equivalent value. For purposes of the 1998 Incentive Plan, fair market value is the last price for the Company's Common Stock as quoted by NASDAQ. No disposition of Common Stock received upon exercise of options shall be made within two (2) years from the date of grant of the Option nor within one (1) year after the exercise. In the event of any future recapitalization, split-up or consolidation of shares, the number of shares and exercise price shall be proportionately adjusted. As of February 25, 1999, options to purchase an aggregate of 148,150 shares of Common Stock of the Company have been granted under the 1998 Incentive Stock Option Plan.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

     The following table sets forth, to the knowledge of the Company based solely upon records available to it, certain information as of February 25, 1999 regarding the beneficial ownership of the Company's Common Stock (i) by each person who the Company believes to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:


Name of Management Person
and Name and Address
of Beneficial Owner                     Number            Percent

Kenneth Plotkin(1)(2)                   443,150(3)          9.9%
91 Cabot Court
Hauppauge, NY 11788

Kenneth R. Aupperle(1)(2)               437,610(3)          9.8%
91 Cabot Court
Hauppauge, NY 11788

Laura Aupperle(1)(2)                    302,550(2)          7.0%
23 Sequoia Drive
Hauppauge, NY 11788

Dorothy Plotkin(1)(2)                   305,950(2)          7.1%
21 Pine Hill Drive
Hauppauge, NY 11788

LCO Investments Limited                 215,000             5.0%
c/o Richards & O'Neil, LLP
885 Third Avenue
New York, NY 10022

John Casey                              53,100(4)           1.2%


Bernard Herman                          13,000(5)            *

Steven J. Kuperschmid                   -0-                  *

Directors and executive officers
as a group (6 persons)                  962,860(6)         20.8%
---------------------------------
* Less than one (1%) percent.


(1) Laura Aupperle, wife of Kenneth R. Aupperle, beneficially owns 302,550 shares, or 7.0% of the outstanding shares of Common Stock of the Company. Dorothy Plotkin, wife of Kenneth Plotkin, beneficially owns 305,950 shares or 7.1% of the outstanding shares of Common Stock of the Company. Ownership of shares of Common Stock by each individual does not include ownership by that person's spouse which is disclaimed by the named individual.

(2) One presently exercisable warrant has been issued for 60,000 shares to Laddok Realty Co. ("Laddok"), of which Kenneth R. Aupperle and Kenneth Plotkin, and their wives, Laura Aupperle and Dorothy Plotkin, are partners. Each individual expressly disclaims any percentage interest in the warrant other than that which represents such partner's percentage interest in the partnership, which is equal to 15,000 shares.

(3) Includes 60,000 shares of Common Stock issuable upon the exercise of currently exercisable non-qualified stock options granted on January 10, 1995 and exercisable until January 9, 2005, which options were part of an overall grant of a non-qualified stock option to purchase 150,000 shares of Common Stock at $3.15 per share. Also includes 45,000 shares of Common Stock issuable upon the exercise of currently exercisable non-qualified options and 45,000 shares of Common Stock issuable upon the exercise of currently exercisable incentive stock options. Does not include 90,000 shares of Common Stock issuable upon the exercise of currently unexercisable non-qualified stock options. Also does not include 15,000 shares of Common Stock issuable upon the exercise of currently unexercisable incentive stock options.

    (4) Includes 6,000 shares of Common Stock issuable upon the exercise of currently exercisable incentive stock options. Does not include 20,000 shares of Common Stock issuable upon the exercise of currently unexercisable incentive stock options.

(5) Includes 10,000 shares of Common Stock issuable upon the exercise of currently exercisable non-qualified stock options.

    (6) Includes an aggregate of 328,000 shares of Common Stock issuable upon the exercise of currently exercisable incentive and non-qualified stock options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company occupies a 25,000 square foot facility at 91 Cabot court, Hauppauge, New York which it uses as its executive offices and for the testing, storage, and shipping of its products. The Company considers the premises to be suitable for all its needs. The building is owned by Laddok, a partnership consisting of Messrs. Aupperle and Plotkin and their wives and is leased to the Company under a lease agreement expiring on January 31, 2006 with an option of the Company to extend the lease for an additional three years. Rent is currently at the annual rate of $321,958 and will increase to $338,058 per year on February 1, 1998. The rent is payable in equal monthly installments and increases at a rate of 5% per year on February 1, of each year thereafter including during the option period. The premises are subject to two mortgages which have been guaranteed by the Company upon which the outstanding principal amount due as of September 30, 1998 was $1,038,782. The Company pays the taxes and operating costs of maintaining the premises.

    On December 17, 1996 the Board of Directors approved the issuance of warrants to Laddok in consideration of Laddok's agreement to cancel the last three years of the company's lease and to grant an option to the Company to extend the lease for three years. The Stock Option Committee authorized the grant of a warrant to Laddok to acquire 60,000 shares at an exercise price of $3 13/16, which is exercisable for a term of ten years.

    For a discussion regarding the employment agreements of, and stock options granted to, Messrs. Plotkin and Aupperle, see "Executive Compensation", above.

PROPOSAL 1:  ELECTION OF DIRECTORS

    Four Directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for Director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

Nominees for Director

    The following tables set forth the positions and offices presently held with the Company by each nominee, his age as of February 25, 1999 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.


                                                              Name
                                                             Age(1)             Officer and Positions Held


Kenneth R. Aupperle                                            41               President, Chief Operations Officer and
                                                                                Director

Kenneth Plotkin                                                47               Chairman of the Board of Directors, Chief
                                                                                Executive Officer, Vice-president, Secretary
                                                                                and Director

Bernard Herman                                                 71               Director

Steven J. Kuperschmid                                          38               Director



    (1)      Age as of February 25, 1999.

Kenneth R. Aupperle is a co-founder of the company. He has been the Company's President and Chief Operations Officer since the Company's incorporation. Mr. Aupperle holds a BS in Electrical Engineering and an MS in Computer Science from Polytechnic University, along with additional work toward a Ph.D.

Kenneth  Plotkin  is a  co-founder  of the  Company.  He has been the  Company's
Chairman of the Board of Directors and Chief Executive Officer since the Company's incorporation. Mr. Plotkin is presently Secretary of the Company and is Vice-President in charge of marketing. He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook.

Bernard Herman, from 1979 to 1993, was Chief Executive Officer of Okidata Corp. of Mount Laurel, New Jersey, a distributor of computer peripheral products. Since then he has served as a consultant with reference to computer products.

Steven J. Kuperschmid has been practicing law since 1986 and has been a partner with Certilman Balin Adler & Hyman, LLP, counsel to the Company, since January 1, 1994. Mr. Kuperschmid received his BA from New York University and JD from Fordham University School of Law.

Board Committees

    The Audit Committee is responsible for reviewing and making recommendations regarding the Company's employment of independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting controls, practices and policies. The compensation committee are to determine the general compensation policies of the Company, establish compensation plans, and determine senior management compensation. The stock option committee is to administer the Company's stock option plans. Bernard Herman and Steven J. Kuperschmid are each members of the audit, compensation, and stock option committees. Kenneth R. Aupperle also serves on the audit committee. Kenneth Plotkin also serves as a member of the compensation committee. The stock option and audit committees met once and the compensation committee met once during the fiscal year ending September 30, 1998.

Meetings

    The Board held 9 meetings during the year ended September 30, 1998. All of the then incumbent directors of the Company attended each meeting. The Board also acted on one occasion during 1998 by unanimous written consent in lieu of a meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of capital stock and changes in such ownership be filed with the Securities and Exchange

Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Stock and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Annual Report on Form 10-KSB each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended September 30, 1998. To the Company's knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended September 30, 1998, the Company's officers, Directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them except: Mr. Plotkin failed to file three reports relative to three transactions. Mr. Aupperle failed to file one report relative to one transaction. Mr. Tucciarone failed to file two reports relative to three transactions. Mr. Herman failed to file one report relative to one transaction. Mr. Kuperschmid failed to file one report relative to one transaction.

                              INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed the firm of BDO Seidman, LLP, Certified Public Accountants as the Company's independent auditors for the fiscal year ending September 30, 1999. The board of Directors will propose ratification of the appointment of BDO Seidman, LLP.

    The affirmative vote of the holders of a majority of the Common Stock of the Company represented at the Annual Meeting will be required for approval of the auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors.

    Representatives of BDO Seidman, LLP are expected to be present at the stockholders meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

    BDO Seidman, LLP was named as the Company's independent public accountants effective August 10, 1995. BDO Seidman, LLP was not previously consulted by the Company with respect to any matter preceding the date of their appointment.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Company at the principal executive offices of the Company by November 25, 1998 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting. The Company, however, intends to hold next year's annual meeting earlier in the year than this year's meeting. Accordingly, the Company suggests that stockholder proposals intended to be presented at next year's annual meeting be submitted well in advance of March 1, 2000, the earliest date upon which the Company anticipates the proxy statement and form of proxy relating to such meeting will be released to stockholders.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.


                                    By Order of the Hauppauge Digital, Inc.
                                    Board of Directors

                                    Kenneth Plotkin
                                    Chairman of the Board and Chief Executive
                                    Officer
Hauppauge, New York
March 3, 1999

                             HAUPPAUGE DIGITAL, INC.
                                 91 Cabot Court
                            Hauppauge, New York 11788


           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Kenneth R. Aupperle and Kenneth Plotkin as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Hauppauge Digital, Inc. (the "Company") held of record by the undersigned on February 25, 1999 at the Annual Meeting of Stockholders to be held on March 25, 1999 or any adjournment thereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.


                  (Continued and to be signed on reverse side)

    [Reverse Side] Please date, sign and mail your proxy card back as soon as possible! Annual Meeting of Stockholders

                             Hauppauge Digital, Inc.

                                 March 25, 1999






                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
A |X| Please mark your votes as in this example.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                PROPOSALS 1 and 2

1.  Election of Directors


FOR all nominees listed below                        WITHHOLD AUTHORITY
(except as marked to the                             to vote for all nominees
contrary as instructed below).                       listed below.


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

KENNETH R. AUPPERLE                         KENNETH PLOTKIN

BERNARD HERMAN                              STEVEN J. KUPERSCHMID


         2. Proposal to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 1999.

                            FOR     AGAINST    ABSTAIN

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                            FOR     AGAINST     ABSTAIN


                       (continued and signed on next page)
                            [Reverse side continued]

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE


Signature: ________ Signature, if held jointly: __________ Dated: ________, 1999


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in full partnership or limited liability company name by an authorized person.